EXHIBIT 99.3


INTRODUCTION TO UNAUDITED FINANCIAL STATEMENTS

The unaudited interim financial statements of STP-Cherokee, Inc., including a balance sheet as of August 31, 2002, a statement of operations and a statement of cash flows for the eight month interim period up to the date of such balance sheet are attached hereto.

The financial statements included herein have been prepared internally, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments (which include only normal recurring accruals) necessary to present fairly the financial position and results of operations for the period presented have been made.

                               STP-CHEROKEE, INC.
                            BALANCE SHEET (Unaudited)
                              AS OF AUGUST 31, 2002

--------------------------------------------------------------------------------

                                     ASSETS

Current Assets
     Notes receivable-Quest Resources                              $   645,000
     Inventory                                                         238,577
                                                                   -----------
     Total Current Assets                                              883,577

Property and Equipment
     Property & equipment-Net of depreciation                        2,837,936

Oil and Gas Development Costs
     Producing and non-producing leaseholds-
           Net of depletion                       $ 2,251,199
     Exploration and development costs-
           Net of amortization                      3,988,262
                                                  -----------

     Total Oil & Gas Development Costs                               6,239,461
                                                                   -----------
                      Total Assets                                 $ 9,960,974
                                                                   ===========

                               STP-CHEROKEE, INC.
                            BALANCE SHEET (Unaudited)
                              AS OF AUGUST 31, 2002

--------------------------------------------------------------------------------

                             LIABILITIES AND EQUITY

Current Liabilities
     Accounts and accrued payables                                   $ 995,962
     Accrued interest payable                                           50,052
     Deferred income tax payable                                       136,343
     Current portion of long-term debt                               1,500,000
                                                                   -----------
             Total Current Liabilities                               2,682,357

Long-Term Liabilities
     Notes payable-Less current portion                              6,000,000
                                                                   -----------

     Total Liabilities                                               8,682,357


Stockholder's Equity
     STP-Cherokee equity                          $ 1,278,617
                                                  -----------
             Total Stockholder's Equity                              1,278,617
                                                                   -----------
                      Total Liabilities and Equity                 $ 9,960,974
                                                                   ===========

                            See accompanying notes.

                               STP-CHEROKEE, INC.
                         STATEMENT OF INCOME (Unaudited)
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 2002

--------------------------------------------------------------------------------

Revenue
     Oil and gas production revenue                               $ 1,228,081
                                                                  -----------
             Total Revenue                                          1,228,081

Cost of Revenues
     Oil & gas production costs                   $ 542,156
     Depreciation, depletion & amortization         416,938
                                                  ---------
             Total Cost of Revenues                                   959,094
                                                                  -----------
             Gross Profit                                             268,987

General and Administrative Expenses
     Other expenses                                 139,519
                                                  ---------
             Total General and Administrative
                Expenses                                              139,519
                                                                  -----------
             Net Income From Operations                               129,468

Other Expenses
     Interest expense                                                 340,914
                                                                  -----------
             Net Loss Before Income Taxes                            (211,446)

Income tax benefit                                                     72,741
                                                                  -----------

             NET LOSS                                             $  (138,705)
                                                                  ===========

                            See accompanying notes.

                               STP-CHEROKEE, INC.
                       STATEMENT OF CASH FLOWS (Unaudited)
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 2002



Cash flows from operating activities:
Net Income/(Loss)                                                $ (138,705)

Adjustments to reconcile net income/(loss) to
net cash provided by (used in)operations:
  Depreciation, depletion & amortization                            416,938
  Decrease/(increase) in inventory                                   66,484
  Increase/(decrease) in accounts payable                           699,998
  Increase/(decrease) in accrued expenses                            15,120
  Increase/(decrease) in deferred payables                          (72,741)
                                                                 ----------
Net cash provided by (used in) operating activities                 987,094

Cash flows from investing activities:
  Investment in fixed assets                                     (3,486,240)
  Investment in note payable                                       (645,000)
                                                                 ----------
Net cash provided by (used in) investing activities              (4,131,240)

Cash flows from financing activities:
  Proceeds of Loans Payable                                       2,499,144
  Contributions to (Distributions from) Equity                      645,002
                                                                 ----------
Net cash provided by (used in) financing activities               3,144,146

Net Increase(Decrease) in Cash                                            -

Cash at Beginning of Period                                               -
                                                                 ----------

Cash at End of Period                                            $        -
                                                                 ==========

                            See accompanying notes.

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


Note A - Summary of Significant Accounting Policies

Descriptions of Operations
--------------------------

STP-Cherokee, Inc. ("STP-Cherokee" or the "Company") is an independent energy company engaged in the exploration, development, acquisition and production of natural gas and crude oil. The Company's operations are conducted entirely in the United States.

Basis of Accounting
-------------------

This summary of significant accounting policies of the Company is presented to assist in the understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for the integrity and objectivity of the financial statements. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Inventory
---------

The Company's inventory is valued at cost.

Oil and Gas Producing Activities
--------------------------------

The Company follows the full cost method of accounting for oil and gas properties. Accordingly, all cost associated with acquisition, exploration, and development of oil and gas reserves, including directly related overhead costs are capitalized.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves are amortized on the unit-of-production method using estimates of proved reserves. Investments in unproved reserves and major development projects are not amortized until proved reserves associated with projects can be determined or until impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

In addition, the capitalized costs are subject to a "ceiling test", which basically limits such costs to the aggregate of the "estimated present value", discounted at a 10-percent interest rate of future net revenues from proved reserves, based on current economic and operating conditions, plus the lower of cost or fair market value of unproved properties.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between the capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income.

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


Income Taxes
------------

The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. The provision for income taxes differ from the amounts currently payable because of temporary differences (primarily intangible drilling costs and percentage depletion in excess of cost depletion) in the recognition of certain income and expense items for financial reporting and tax reporting purposes.

Depreciation and depletion
--------------------------

Depreciation is computed by using the straight-line method for financial reporting purposes and under the accelerated cost recovery system and the modified cost recovery system for tax purposes.

Depletion is computed utilizing the units of production method for financial reporting and the greater of cost or percentage depletion for tax purposes.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE B - PROPERTY AND EQUIPMENT

Property and equipment are summarized by major classifications as follows:


      Pipeline equipment                              $   3,207,229
      Less:  Accumulated depreciation                       369,293
                                                      -------------

                                                      $   2,837,936
                                                      =============

NOTE C - DEVELOPMENT COSTS

Development   costs  include  lease   acquisition   costs,  both  producing  and
non-producing and intangible drilling and completion costs. Development costs are summarized as follows:

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


      Producing leaseholds                            $   1,677,666
      Non-producing leaseholds                              700,000
                                                      -------------

                                                          2,377,666
      Less:  Accumulated depletion                         (126,467)
                                                      -------------

                                                      $   2,251,199
                                                      =============

      Exploration and development costs               $   4,277,287
      Less:  Accumulated amortization                      (289,025)
                                                      -------------

                                                      $   3,988,262

NOTE D - LONG-TERM DEBT AND NOTES PAYABLE

The Company has secured a credit facility with Wells Fargo Energy Capital, Inc. in the amount of $15,000,000. This facility is to be repaid in thirty-four (34) monthly installments each equal to eight-five percent (85%) of the Net Proceeds of Production attributable to the Borrowing Base Properties calculated for the immediately preceding calendar month, with such amount being applied first to accrued and unpaid interest, the remainder to principal, the first of such installments commencing October 10, 2001 and continuing thereafter on the tenth day of each succeeding calendar month through and including July 10, 2004, with an installment equal to all of the principal outstanding Debt evidenced by the Note and accrued interest thereon on August 1, 2004.

The long-term debt consists of the following:

      Wells Fargo note                                $   7,500,000
      Less:  Current Portion                             (1,500,000)
                                                      -------------

      Long Term Portion                               $   6,000,000
                                                      =============


The Company's estimated annual principal payments under the credit agreement and the bank note for the next two years are as follows:

             Year ending
               Dec. 31                                  Amount

               2003                                   $   1,500,000
               2004                                       6,000,000
                                                      -------------

                                                      $   7,500,000
                                                      =============

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


The total interest cost was $340,914 in 2002 of which $50,052 was accrued but unpaid as of the balance sheet date.

The Company's long-term debt agreement with Well Fargo contains certain restrictions and covenants. Under these restrictions, the Company will not pay dividends, borrow from other lenders, enter into certain derivative contracts, or make any material change to their business structure.


SFAS 69 SUPPLEMENTAL DISCLOSURES (UNAUDITED)

(1)
                          Capitalized Costs Relating to
                         Oil & Gas Producing Activities
                         ------------------------------

Proved oil and gas properties and related lease equipment
      Developed                                       $   5,954,953
      Non-developed                                         700,000
                                                      -------------

Accumulated depreciation and depletion                     (415,492)
                                                      -------------


Net Capital Costs                                     $   6,239,461
                                                      =============

(2)
                     Costs Incurred in Oil and Gas Property
              Acquisition, Exploration, and Development Activities
              ----------------------------------------------------

Acquisition of Properties Proved and Unproved         $   1,284,767
Exploration Costs                                           -0-
Development Costs                                         1,356,789
                                                      -------------

Total                                                 $   2,641,556
                                                      =============


(3)
                            Results of Operations for
                              Producing Activities
                              --------------------

                                                     August 31, 2002

Production revenues                                   $   1,228,081

Production Costs                                            542,154

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


Depreciation and depletion                                  240,665
                                                      -------------

Results of operations for producing activities        $     445,262
(excluding corporate overhead and interest costs)


(4)

                          Reserve Quantity Information
                          ----------------------------

     The following schedule contains estimates of proved oil and natural gas reserves attributable to the Company. Proved reserves are estimated quantities of oil and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from know reservoirs under existing economic and operating conditions. Proved-developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods. Reserves are stated in barrels of oil (Bbls) and thousands of cubic feet of natural gas (Mcf). Geological and engineering estimates of proved oil and natural gas reserves at one point in time are highly interpretive, inherently imprecise and subject to ongoing revisions that maybe substantial in amount. Although every reasonable effort is made to ensure that the reserve estimates are accurate, may be their nature reserve estimates are generally less precise that other estimates presented in connection with financial statement disclosures.


                                                             Gas
                                                            (Mcf)

Proved developed reserves:

Balance December 31, 2001                                 7,493,900

Acquisition of proved reserves                            3,522,100
Revision of previous estimates                                  -0-
Production                                                 (567,476)
                                                      -------------

Balance August 31, 2002                                  10,448,524


     In addition, to the proved developed producing oil and gas reserves reported in the geological and engineering reports, the Company holds ownership interest in various proved-undeveloped properties. The reserve and engineering reports performed for the Company by an independent engineering consulting firm reflect additional proved reserves equal to approximately 6,818,000 Mcf in gas for these undeveloped properties.

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


      The following schedule present the standardized measure of estimated discounted future net cash flows from the Company's proved developed reserves for the period ended August 31, 2002. Estimated future cash flows are based on independent reserve data. Because the standardized measure of future net cash flows was prepared using the prevailing economic conditions existing at August 31, 2002, it should be emphasized that such conditions continually change. Accordingly, such information should not serve as a basis in making any judgment on the potential value of the Company's recoverable reserves or in estimating future results to operations.

      Standardized measures of discounted future net cash flows:


                                                    August 31, 2002
                                                    ---------------

Future production revenues                            $  26,406,540

Less: Future production costs                            (9,928,971)
                                                      -------------

Future cash flows before income taxes                    16,477,569

Future income tax                                        (5,272,823)
                                                      -------------

Future net cash flows                                    11,204,746

Effect of discounting future
 Annual net cash flows at 10%                            (4,482,678)
                                                      -------------


Standardized measure of discounted
 Net cash flows                                       $   6,722,068
                                                      =============